POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ John E. Baumgardner, Jr.

John E. Baumgardner, Jr.

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ Diane Durnin

Diane Durnin

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ Benjamin M. Friedman

Benjamin M. Friedman

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ Lisa M. Jones

Lisa M. Jones

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ Craig C. MacKay

Craig C. MacKay

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ Lorraine H. Monchak

Lorraine H. Monchak

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ Thomas J. Perna

Thomas J. Perna

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ Marguerite A. Piret

Marguerite A. Piret

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ Fred J. Ricciardi

Fred J. Ricciardi

POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Series Trust IV (the “Trust”), hereby constitute and appoint Lisa M. Jones, Christopher J. Kelley and Anthony J. Koenig, Jr., and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Securitized Income Fund, a Delaware statutory trust, with and into Pioneer Securitized Income Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 23rd day of March, 2021.

/s/ Kenneth J. Taubes

Kenneth J. Taubes